UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 03, 2025

REVELATION BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4660 La Jolla Village Drive Suite 100
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 800-3717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a 1/50,400th share of common stock at an exercise price of $579,600 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the terms of the Class I Common Stock Warrants, the expiration date of such Warrants is five years from the date of stockholder approval of the reservation of shares to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the Exchange Cap, as described below. By virtue of the stockholder approval on December 3, 2025, the expiration date of such Warrants is now fixed at December 3, 2030.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting of the Company, a total of 2,460,527 shares of the Company’s common stock, being greater than one-third of the 5,924,137 shares of common stock issued and outstanding and entitled to vote as of the record date for the Special Meeting, were present virtually, or represented by valid proxy at the Special Meeting, constituting a quorum.

The following proposals, each as described further in the definitive proxy statement filed with the Securities and Exchange Commission on November 10, 2025, were voted upon by the stockholders:

Proposal 1 – Authorization to issue common stock in connection with Warrants

Stockholders approved the reservation and issuance of shares of our common stock pursuant to the Class I Common Stock Warrants, dated September 11, 2025, entered into between us and certain purchasers in connection with a warrant inducement letter dated September 10, 2025, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the Exchange Cap, based on the votes listed below:

For	Against	Abstain
2,347,650	109,808	3,069

There were no broker non-votes regarding the election of directors.

Proposal 2 – Discretionary Authority to adjourn the Special Meeting

Stockholders approved of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the issuance of shares in excess of the Exchange Cap, based on the votes listed below:

For	Against	Abstain
2,377,129	82,853	545

There were no broker non-votes regarding this proposal.

Item 8.01 Other Information.

At the conclusion of the meeting, James Rolke, the Company’s CEO, provided a brief corporate update regarding recent progress and product developments. A copy of the transcript of the corporate update is furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

The information in this Item 8.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Transcript of Corporate Update
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVELATION BIOSCIENCES, INC.

Date: December 3, 2025	By:	/s/ Chester S. Zygmont, III
Chester S. Zygmont, III Chief Financial Officer (principal financial and accounting officer)